Lord Abbett Bond-Debenture Fund

                                                              1998 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                             A  mutual fund with a multi-faceted
                                             approach to seeking high income

                                    [LOGO](R)

Lord Abbett  Bond-Debenture Fund

[GRAPHIC OMITTED]

Since its establishment in 1971, Lord Abbett Bond-Debenture Fund has sought the best of both worlds--high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

Morningstar says:

"...Towle's credit selection has been strong enough to give this fund one of the categories more attractive risk/reward profiles."

                                      Morningstar Mutual Funds, January 22, 1999

--------------------------------------------------------------------------------
Historically Consistent   Average Annual Rates of Total Return as of 12/31/98(1)
Total Returns

[The following information was depicted as a bar graph in the printed material.]

                        For the past 20 years                    +10.9% per year
                        For the past 15 years                    +10.3% per year
                        For the past 10 years                    +10.4% per year
                        For the past 5 years                     +8.2% per year
                        For the past year                        +4.8% per year

--------------------------------------------------------------------------------
Flexibility             The Fund's flexible investment policy enables it to
                        adapt to changing economic conditions. (See page 4 for the Fund's portfolio composition.)

--------------------------------------------------------------------------------
High Current Income                   Dividend Distribution Rates on 12/31/98(2)

[The following information was depicted as a bar graph in the printed material.]

                        At Net Asset Value                                 7.94%
                        At Maximum Offering Price                          7.56%

--------------------------------------------------------------------------------
Average Annual Total    Average annual total returns for periods ended 12/31/98
Returns                 at the Class A share maximum sales charge of 4.75%, with
                        all distributions reinvested:

[The following information was depicted as a bar graph in the printed material.]

                        10 years                                          +9.82%
                        5 years                                           +7.13%
                        1 year                                            -0.20%

                        The Fund's SEC yield for the 30 days ended 12/31/98 was 8.00%. Total return is the percent change in value, assuming the reinvestment of all distributions.

                        The results quoted herein represent Class A share past performance, which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
                  (1)   Class A share performance at net asset value. The
                        Series issues additional classes of shares with distinct pricing options. See Important Information on page 5.
                  (2) Based on the Class A share monthly dividend of $.0625, annualized.

Report to Shareholders
For the Fiscal Year Ended December 31, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow
-------------------------------------
ROBERT S. DOW
CHAIRMAN

JANUARY 26, 1999

"We believe that our ability to fine-tune the Fund's investments among high-yield bonds, convertible securities and high-grade bonds, including U.S. Treasury securities, will be a key to uncovering exciting investment opportunities through most market conditions, while helping to manage risk."

Lord Abbett Bond-Debenture Fund completed its fiscal year on December 31, 1998, with net assets of approximately $3.5 billion. Below is an overview of Class share performance for the period.

                                              Fiscal Year Ended December 31,1998
                          ------------------------------------------------------
                          Class A   Class B  Class C      Class P      Class Y
                          ------------------------------------------------------
                                                       (8/21/98 to   (3/27/98 to
                                                      12/21/98(1))  12/31/98(1))
--------------------------------------------------------------------------------
Net asset value             $9.45     $9.44    $9.46        $9.45        $9.44
Dividends                   $0.76     $0.69    $0.69        $0.25        $0.59
Total return(2)               4.8%      4.0      4.0%         1.7%(3)      0.6%

U.S. financial markets were subject to significant volatility throughout the Fund's fiscal year. Many investors became unnerved at mid-year as the economic crises in Asia and Japan infected the emerging markets in South America and Eastern Europe. These crises, in turn, seemed likely to negatively impact corporate earnings in the U.S. and other developed market countries. During both May and June, investors worldwide left corporate and high-yield investments for the safety of U.S. Treasury bonds.

A series of autumn rate cuts initiated by the U.S. Federal Reserve Board helped to calm the turmoil in the capital markets that existed throughout the late summer. In October, a more optimistic view of global economies emerged. During the fourth quarter, high-yield and convertible debt securities substantially outperformed Treasury instruments of comparable maturities.(4)

Throughout the year, we underweighted the Fund's corporate bond holdings in basic industries such as steel, paper and chemicals because we considered that, given global economic conditions, there was little pricing power within these industries. We emphasized industries with steady cash flows, such as telecommunications, media and cable television providers. Bond-Debenture Fund's focus on high-yield bonds provided substantial rewards for shareholders during the fourth quarter as high-yield bonds performed well.

In our view, the current environment of low inflation, global overcapacity, and an anticipated slow- down of U.S. economic growth makes a reversal of the Federal Reserve's interest-rate policy unlikely. As a result, interest rates should remain low into 1999. Against this backdrop, we expect attractive returns from the high-yield bonds that we have selected. Because such bonds are currently yielding more than 6% over Treasury securities(5) with comparable maturities, we believe that they represent particularly good value, and we plan to maintain the Fund's current overweighting of the high-yield sector. We believe that our ability to fine-tune the Fund's investments among high-yield bonds, convertible securities and high-grade bonds, including U.S. Treasury securities, will be a key to uncovering exciting investment opportunities through most market conditions, while helping to manage risk.

We are pleased that you have chosen Lord Abbett Bond-Debenture Fund as a part of your investment portfolio and look forward to assisting you in the future as you work toward meeting your financial goals. Thank you for placing your trust in Lord, Abbett & Co.

(1)   Commencement of offering respective share classes.

(2) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(3)   Not annualized.

(4) Unlike Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. government and is regarded as involving a greater degree of risk. The Fund's share price and income are not guaranteed and the value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(5) Differences in yield between the First Boston (CSFB) High Yield Index and 10-Year Treasury Bonds as of 12/31/98. The CSFB High Yield Index is an unmanaged index of 1,534 lower-rated debt securities, with a market value of more than $260 billion. The Index is not available for direct investment.

Aiming for High Total Returns

Seeking High Returns

Dividend distribution rates were 7.94% and 7.56% (based on the Class A share net asset value and maximum offering price, respectively, on 12/31/98, and the monthly dividend of $.0625, annualized). See Important Information on page 5.

Striving for Consistency of Performance

The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

Growth of $10,000 Investments: 4/1/71-12/31/98(1)

1973-1974

The last major bear market; the unmanaged S&P 500 declined 37.3%. The Fund mitigated the decline, then recovered strongly.

1977-1981

Interest rates soared; bond prices sank. The Fund was up every year.

1990-1991

Recession and the Middle East crisis jolted all markets; lower rated bond market especially hard hit. The Fund mitigated the decline, then recovered strongly

                              [LINE GRAPH OMITTED]

      This graph illustrates total return performance of Class A shares. The Fund's results do not include the maximum sales charge of 4.75% applicable to Class A share investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the Class A share maximum sales charge, see inside front cover. See Important Information on page 5.

(1)   The Fund commenced operations on 4/1/71.

(2)   Source: Lipper Analytical Services, Inc.

Performance Update

The Fund has an impressive history of protecting long-term income investors from public enemy 1--inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure, through various economic, interest-rate and inflation environments.(1)

The Fund Versus Inflation
$100,000 Invested: 4/1/71-12/31/98(2)

$100,000 invested at the Fund's inception grew to over $1 million

                                     Value of
                                     $100,000
Year                 Annual    Investment with          Inflation
Ended             Dividends  all Distributions          (Consumer
Dec. 31          Reinvested         Reinvested        Price Index)
------------------------------------------------------------------
1971(3)          $    3,450         $  103,588         $  102,750
1972                  7,460            110,073            106,250   From the early 1970s
1973                  8,204             99,239            115,500   through the early
1974                  9,163             94,202            129,750   1980s, the U.S.
1975                  9,719            122,105            138,750   economy experienced
1976                 10,970            159,867            145,500   rapidly rising
1977                 11,883            171,064            155,250   inflation and
1978                 14,100            175,803            169,250   interest rates. The
1979                 16,410            188,105            191,750   Fund kept pace with
1980                 18,614            204,818            215,750   inflation over this
1981                 22,844            215,671            235,000   turbulent period.
1982                 27,279            275,072            244,000
1983                 31,092            321,561            253,250   As the rate of
1984                 37,521            337,510            263,250   inflation and
1985                 43,150            408,427            273,250   interest rates
1986                 48,531            451,763            276,250   declined in the 1980s,
1987                 51,214            460,251            288,500   the Fund outperformed
1988                 53,120            523,756            301,250   the CPI by an average
1989                 59,178            550,254            315,250   of 6.7% per year.
1990                 66,312            508,602            334,500
1991                 71,085            703,596            344,750   During the economic
1992                 77,910            816,148            354,750   expansion of the
1993                 82,556            946,487            364,500   1990s, the Fund
1994                 86,858            909,890            374,250   outperformed the CPI
1995                 95,753          1,069,120            383,750   by an average of
1996                103,439          1,188,430            396,500   9.4% per year
1997                104,367          1,339,297            403,250
1998                108,089          1,403,094            409,750

Total Dividends
Reinvested:      $1,280,271
-----------------==========--------------------------------------
Average Annual Rate of Return:           9.99%              5.21%
-----------------------------------------=====--------------=====

The dollar amounts of capital gains distributions reinvested in Fund shares were: 1973-$1,559; 1977-$971; 1978-$7,503; 1979-$5,622; 1980-$769; 1981-$2,765;
1984-$4,516; 1986-$5,415; total: $29,120.

      Source: Lord, Abbett & Co.

(1)   See Important Information on page 7.

(2) Fund investment reflects the deduction of the reduced 3.75% sales charge applicable to Class A share investments of $100,000. The maximum sales charge applicable to Class A shares is 4.75%.

(3)   Nine months only. The Fund began operations on 4/1/71.

Management in Action

Current Dividend Distribution Rates: 7.94% and 7.56% (based on the Class A share net asset value and maximum offer-ing price, respectively, on 12/31/98, and the monthly dividend of $.0625, annualized). See Important Information on page 5.

The Fund's 3-Way Focus

1. High-yield Corporate Debt and Straight-preferred Stocks: 68.0%(1)

The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 15.3%(1)

Capital appreciation is sought by investing in convertible bonds and convertible preferred stocks, which may be exchanged for common stock. When the underlying stock rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 16.7%(1)

High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.

A History of the Fund's Portfolio Blend


   [The following tabLe was depicted as a bar graph in the printed material.]

                           As of December 31, 1974    1979   1982   1988   1995   1998
---------------------------------------------------------------------------------------
High-yield Corporate Debt and
  Straight-preferred Stocks                   15.7%   34.8%  18.3%  52.9%  62.9%  68.0%

Equity-related Securities
  (Convertible Debt, Convertible-preferred
  Stocks, Common Stocks, Warrants)            49.6%   36.1%  54.6%  33.4%  16.5%  15.3%

High-grade Debt
  (U.S. Gov't and Agency Obligations,
  Higher Rated Straight Debt) and
  Other Assets, Less Liabilities              34.7%   29.1%  27.1%  13.7%  20.6%  16.7%

Consistency of Performance...Over the Long Term

The Fund produced positive total returns 18 out of the last 20 calendar years(2)

Over the last 20 years (between 1979 and 1998), Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any ten-year period earned average annual returns of at least 9.5% per year(3):

Average Annual Total Returns for 10-Year Periods Ending December 31:

1988   1989   1990  1991   1992   1993   1994   1995   1996   1997   1998
===============================================================================
11.5%  11.3%  9.5%  12.6%  11.5%  11.4%  10.4%  10.1%  10.2%  11.3%  10.4%

(1) Percent of net assets on 12/31/98. The Fund's portfolio is actively managed and subject to change.

(2)   At net asset value. All years end 12/31.

(3) All periods end 12/31. Assumes investment in Class A shares at net asset value. Total return is the percent change in value, assuming the reinvestment of all distributions.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor llc, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Important Information

SEC yield is calculated on the Class A share maximum offering price of $9.92 on 12/31/98, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate differs from its SEC yield primarily because the Fund purchases short- and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Fund as the market values of the premium securities decrease over time.

Bonds purchased are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are subject to market fluctuations providing potential for gain and risk of loss. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but have greater credit risk. Non-investment-grade, fixed-income securities generally involve greater volatility of price to principal and income than securities in higher ratings categories. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
Investments in Securities 94.65%
===================================================================================================================================
High-Yield Corporate Debt 67.08%
===================================================================================================================================
Air Transportation 1.41%          America West Airlines Inc. Sr. Notes 10 3/4/2005                           $15,000M  $ 15,525,000
                                  Aviation Sales Corp. Sr. Sub. Notes 8 1/8/2008                               7,500M     7,462,500
                                  Canadian Airlines Corp. Sr. Secured Notes 10/2005 (F)                       10,000M     8,600,000
                                  Continental Airlines Inc. 8/2005                                             6,250M     6,335,937
                                  Trans World Airlines Inc. Sr. Secured Notes 11 1/2/2004                      7,500M     6,562,500
                                  US Air Inc. Equipment Trust Certificate 1987 Series D 10 1/2/2004              859M       950,806
                                  US Air Inc. Equipment Trust Certificate 1987 Series E 10 1/2/2004              927M     1,026,073
                                  US Air Inc. Equipment Trust Certificate 1987 Series F 10 1/2/2004              848M       938,630
                                  Piedmont Aviation Inc. Equipment Trust Certificate 1988 Series G 10.35/2011  2,000M     2,379,375
                                  Total                                                                                  49,780,821
-----------------------------------------------------------------------------------------------------------------------============
Apparel and Textile 0.45%         Interface Inc. Sr. Sub. Notes Series B 9 1/2/2005                           15,000M    15,975,000
-----------------------------------------------------------------------------------------------------------------------============
Automotive 2.90%                  Accuride Corp. 9 1/4/2008                                                    5,000M     4,925,000
                                  Atlantic Express Transportation Corp. Sr. Secured Notes 10 3/4/2004          6,200M     6,293,000
                                  Atlantis Group Inc. Sr. Notes 11/2003                                        5,000M     4,991,406

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
                                  Blue Bird Body Co. Sr. Sub. Notes Series B 10 3/4/2006                     $ 5,000M  $  5,175,000
                                  Collins & Aikman Products Co. Sr. Sub. Notes 11 1/2/2006                    10,850M    11,284,000
                                  Diamond Triumph Auto Glass Inc. Sr. Notes 9 1/4/2008+                        7,500M     7,462,500
                                  LDM Technologies Inc. Sr. Sub. Notes Series B 10 3/4/2007                    4,000M     4,020,000
                                  LDM Technologies Inc. Sr. Sub. Notes 10 3/4/2007+                            1,000M     1,005,000
                                  Navistar Financial Corp. Sr. Sub. Notes Series B 9/2002                     10,000M    10,400,000
                                  Navistar International Corp. Sr. Sub. Notes 8/2008                          12,500M    12,750,000
                                  Oshkosh Truck Corp. Sr. Sub. Notes 8 3/4/2008                               15,000M    15,075,000
                                  Safelite Glass Corp. Sr. Sub. Notes 9 7/8/2006+                             10,000M    9,275,000
                                  Venture Holdings Trust Sr. Notes Series B 9 1/2/2005                        10,000M    10,000,000
                                  Total                                                                                 102,655,906
-----------------------------------------------------------------------------------------------------------------------============
Banking 0.44%                     Ocwen Federal Bank FSB Fort Lee, NJ Sub. Deb. 12/2005                        7,000M     6,300,000
                                  Ocwen Financial Corp. Notes 11 7/8/2003                                      5,100M     4,564,500
                                  Banc One Corp. Sub. Notes 8/2027                                             3,976M     4,729,576
                                  Total                                                                                  15,594,076
-----------------------------------------------------------------------------------------------------------------------============
Broadcasting 6.19%                Allbritton Communications Corp. Sr. Sub. Deb. Series B 9 3/4/2007           25,000M    26,625,000
                                  American Radio System Corp. Sr. Sub. Notes 9/2006                           13,500M    14,681,250
                                  Benedek Broadcasting Corp. Sr. Notes 11 7/8/2005                             6,000M     6,540,000
                                  Chancellor Media Corp. 8 1/8/2007                                            2,000M     1,995,000
                                  Chancellor Media Corp. Sr. Sub. Notes 9 3/8/2004                            21,750M    22,674,375
                                  Chancellor Media Corp. 10 1/2/2007                                           5,000M     5,575,000
                                  Cumulus Media Inc. Sr. Sub. Notes 10 3/8/2008                                9,000M     9,585,000
                                  CBS Inc. Sr. Deb. 8 7/8/2022                                                 3,000M     3,293,906
                                  Granite Broadcasting Corp. Sr. Sub. Notes 10 3/8/2005                       12,500M    12,593,750
                                  Grupo Televisa S.A. Zero Coupon Sr. Discount Notes due 2008** (F)           23,000M    16,905,000
                                  Grupo Televisa S.A. Sr. Notes Series B 11 7/8/2006 (F)                       8,000M     7,980,000
                                  Interep National Radio Sales Inc. Sr. Sub. Notes 10/2008+                    8,500M     8,797,500
                                  Jacor Communications Inc. Sr. Sub. Notes 9 3/4/2006                         10,000M    11,150,000
                                  Sinclair Broadcasting Corp. Sr. Sub. Notes 8 3/4/2007                        7,500M     7,631,250
                                  Sinclair Broadcasting Group Inc. Sr. Sub. Notes 10/2005                     46,500M    49,290,000
                                  TV Azteca De CV S.A. Guaranteed Sr. Notes Series B 10 1/2/2007 (F)          17,000M    13,940,000
                                  Total                                                                                 219,257,031
-----------------------------------------------------------------------------------------------------------------------============
Building Materials 1.22%          American Builders & Contractors Supply Inc. Sr. Sub.
                                  Notes Series B 10 5/8/2007                                                  10,000M     9,350,000
                                  Euramax International plc Sr. Sub. Notes 11 1/4/2006 (F)                     8,250M     8,250,000
                                  Falcon Building Products Inc. Zero Coupon Sr. Sub.
                                  Discount Notes due 2007**                                                   10,000M     5,950,000
                                  Kevco Inc. Sr. Sub. Notes 10 3/8/2007                                       10,000M     9,350,000
                                  Nortek Inc. Sr. Notes 8 7/8/2008+                                           10,000M    10,325,000
                                  Total                                                                                  43,225,000
-----------------------------------------------------------------------------------------------------------------------============
Cable 6.49%                       Century Communications Corp. Sr. Notes 9 1/2/2005                           17,000M    19,040,000
                                  Comcast Cellular Holdings Inc. Sr. Notes Series B 9 1/2/2007                30,000M    32,175,000
                                  Comcast UK Cable Partners Ltd. Zero Coupon Sr. Discount Deb. due 2007** (F)  8,500M     7,140,000
                                  CSC Holdings Inc. Sr. Notes 9 1/4/2005                                      15,000M    16,050,000
                                  Fox/Liberty Networks Zero Coupon Sr. Discount Notes due 2007**              10,000M     6,950,000
                                  Fox/Liberty Networks Sr. Notes 8 7/8/2007                                   20,000M    20,400,000
                                  Frontiervision Operating Partners L.P. Sr. Sub. Notes 11/2006                3,000M     3,345,000
                                  Frontiervision Zero Coupon due 2007+**                                       9,000M     7,582,500
                                  Fundy Cable Ltd. Sr. Secured 2nd Priority Notes 11/2005 (F)                 15,000M    15,825,000
                                  Globo Comunicacoes e Participacoes Ltd. 10 5/8/2008+ (F)                    15,000M     9,712,500
                                  NTL Inc. Sr. Notes Series B 10/2007 (F)                                     15,000M    15,450,000
                                  Lenfest Communications Inc. Sr. Sub. Notes 8 1/4/2008                        5,000M     5,237,500

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
                                  Marcus Cable Operating Co. Zero Coupon Guaranteed Sr. Sub.
                                  Discount Notes due 2004**                                                  $20,000M $  20,050,000
                                  Mediacom LLC Sr. Notes Series B 8 1/2/2008+                                 15,000M    15,412,500
                                  Renaissance Media LLC Zero Coupon Sr. Discount Notes due 2008+**            15,000M    10,125,000
                                  Supercanal Holdings S.A. Sr. Notes 11 1/2/2005+ (F)                          5,000M     2,862,500
                                  Telewest plc Zero Coupon Sr. Discount Deb. due 2007** (F)                   27,000M    22,477,500
                                  Total                                                                                 229,835,000
-----------------------------------------------------------------------------------------------------------------------============
Capital Goods 0.97%               Alvey Systems Inc. Sr. Sub. Notes 11 3/8/2003                                6,955M     6,989,775
                                  Clark Materials Handling Co. Sr. Notes Series D 10 3/4/2006                  6,850M     7,004,125
                                  GSI Group Inc. Sr. Sub. Notes 10 1/4/2007                                    9,500M     6,982,500
                                  Scotsman Group Inc. Guaranteed Sr. Sub. Notes 8 5/8/2007                    10,000M     9,850,000
                                  Steel Heddle Manufacturing Co. Sr. Sub. Notes 10 5/8/2008                    4,850M     3,419,250
                                  Total                                                                                  34,245,650
-----------------------------------------------------------------------------------------------------------------------============
Chemicals 1.68%                   Huntsman Corp. Sr. Sub. Notes 9 1/2/2007+                                   10,000M    10,000,000
                                  Huntsman Specialty Chemicals Corp. Term Note 9 1/4/2007                      5,000M     4,975,000
                                  NL Industries Inc. Sr. Secured Notes 11 3/4/2003                             5,000M     5,300,000
                                  Pioneer American Sr. Notes 8 5/8/2006 (F)                                    2,440M     2,000,602
                                  Pioneer American Sr. Notes 7 7/8/2006 (F)                                    4,518M     3,704,819
                                  Pioneer American Sr. Notes 7.945/2006 (F)                                      361M       296,386
                                  Pioneer American Sr. Notes 9 3/8/2006 (F)                                       68M        55,572
                                  Pioneer American Acquisition Corp. Sr. Secured Notes Series B 9 1/4/2007    10,000M     8,050,000
                                  Sovereign Specialty Chemicals Inc. Sr. Sub. Notes Series B 9 1/2/2007        4,500M     4,590,000
                                  Sterling Chemicals Inc. Sr. Sub. Notes 11 3/4/2006                          15,000M    12,975,000
                                  Texas Petrochemicals Corp. Sr. Sub. Notes 11 1/8/2006                        7,500M     7,425,000
                                  Total                                                                                  59,372,379
-----------------------------------------------------------------------------------------------------------------------============
Conglomerates 0.07%               Cathay International Ltd. Sr. Notes 13/2008+ (F)                             6,000M     2,340,000
-----------------------------------------------------------------------------------------------------------------------============
Consumer Products 1.10%           Chattem Inc. Sr. Sub. Notes 8 7/8/2008                                      12,000M    12,360,000
                                  Diamond Brands Operating Corp. Sr. Sub. Notes 10 1/8/2008                    7,500M     6,937,500
                                  Rayovac Corp. Sr. Sub. Notes Series B 10 1/4/2006                            8,236M     8,853,700
                                  Riddell Sports Inc. Sr. Notes 10 1/2/2007                                   11,250M    10,687,500
                                  Total                                                                                  38,838,700
-----------------------------------------------------------------------------------------------------------------------============
Container 0.50%                   Portola Packaging Inc. Sr. Notes 10 3/4/2005                                 7,000M     7,175,000
                                  U.S. Can Corp. Sr. Sub. Notes Series B 10 1/8/2006                          10,000M    10,575,000
                                  Total                                                                                  17,750,000
-----------------------------------------------------------------------------------------------------------------------============
Department Stores 0.56%           Saks Inc. Sr. Notes 8 1/4/2008                                              10,000M    10,637,500
                                  Specialty Retailers Inc. Sr. Notes 8 1/2/2005                                7,400M     6,401,000
                                  Specialty Retailers Inc. Sr. Sub. Notes 9/2007                               3,600M     2,934,000
                                  Total                                                                                  19,972,500
-----------------------------------------------------------------------------------------------------------------------============
Emerging Markets 2.45%            Mexican United States 9 7/8/2007 (F)                                        22,500M    22,303,125
                                  Republic Of Panama 8 7/8/2027 (F)                                           28,000M    26,460,000
                                  Republic Of Argentina 11 3/8/2017 (F)                                       10,000M    10,025,000
                                  Republic Of Venezuela 9 1/4/2027 (F)                                        20,000M    12,250,000
                                  United Mexican States Series WA 6 1/4/2019 (F)                               5,000M     3,903,125
                                  United Mexican States Series WB 6 1/4/2019 (F)                              15,000M    11,709,375
                                  Total                                                                                  86,650,625
-----------------------------------------------------------------------------------------------------------------------============
Energy 4.42%                      Chesapeake Energy Corp. Sr. Notes Series B 9 5/8/2005                        7,500M     5,887,500
                                  Coda Energy Inc. Sr. Sub. Notes Series B 10 1/2/2006                        12,000M    11,880,000
                                  Cross Timbers Oil Co. Sr. Sub. Notes Series B 9 1/4/2007                    10,000M     9,350,000
                                  Crown Central Petroleum Corp. Sr. Notes 10 7/8/2005                         10,000M     9,700,000

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
                                  Dailey International Inc. Sr. Notes Series B 9 1/2/2008                    $ 6,000M  $  2,820,000
                                  DI Industries Inc. Sr. Notes 8 7/8/2007                                     10,000M     7,550,000
                                  Flores & Rucks Inc. Sr. Sub. Notes 9 3/4/2006                               20,000M    20,600,000
                                  Gulf Canada Resources Ltd. Sr. Sub. Deb. 9 1/4/2004 (F)                     10,000M    10,050,000
                                  HS Resources Inc. Sr. Sub. Notes 9 7/8/2003                                 10,000M     9,950,000
                                  KCS Energy, Inc. Sr. Sub. Notes 8 7/8/2008                                  25,000M    14,375,000
                                  KCS Energy, Inc. Sr. Notes 11/2003                                           9,300M     8,230,500
                                  Lomak Petroleum Inc. Sr. Sub. Notes 8 3/4/2007                              10,000M     9,250,000
                                  Petroleos Mexicanos Guaranteed Notes 9/2007+ (F)                            12,500M    11,875,000
                                  Pogo Producing Co. Sr. Sub. Notes Series B 8 3/4/2017                       10,000M     9,550,000
                                  Pool Energy Services Co. Sr. Sub. Notes Series B 8 5/8/2008                  8,500M     8,117,500
                                  Vintage Petroleum Inc. Sr. Sub. Notes 8 5/8/2009                             7,500M     7,200,000
                                  Total                                                                                 156,385,500
-----------------------------------------------------------------------------------------------------------------------============
Entertainment 0.74%               Loews Cineplex Entertainment Corp. Sr. Sub. Notes 8 7/8/2008                 6,000M     6,225,000
                                  Regal Cinemas Inc. Sr. Sub. Notes 9 1/2/2008                                15,000M    15,525,000
                                  Silver Cinemas International Inc. Sr. Sub. Notes 10 1/2/2005                 6,200M     4,495,000
                                  Total                                                                                  26,245,000
-----------------------------------------------------------------------------------------------------------------------============
Financial 0.14%                   Outsourcing Solutions Inc. Sr. Sub. Notes 11/2006                            5,000M     4,850,000
-----------------------------------------------------------------------------------------------------------------------============
Food/Beverage 2.11%               Agrilink Foods 11 7/8/2008                                                   2,225M     2,269,500
                                  AmeriKing Inc. Sr. Notes 10 3/4/2006                                         7,300M     7,665,000
                                  Aurora Foods Inc. Sr. Sub. Notes Series B 9 7/8/2007                         5,000M     5,475,000
                                  Coca-Cola Femsa S.A. 8.95/2006 (F)                                          15,000M    14,737,500
                                  Delta Beverage Group Inc. Sr. Notes 9 3/4/2003                               6,400M     6,688,000
                                  Doane Products Co. Sr. Sub. Notes 9 3/4/2007+                                5,859M     6,064,065
                                  Pepsi-Gemex S.A. Guaranteed Sr. Notes Series B 9 3/4/2004 (F)               15,000M    14,400,000
                                  Purina Mills Inc. Sr. Sub. Notes 9/2010                                      7,750M     7,750,000
                                  Stroh Brewery Co. Sr. Sub. Notes 11.10/2006 w/Wts. expiring 7/1/2001         3,374M     2,547,370
                                  Twin Laboratories Inc. Sr. Sub. Notes 10 1/4/2006                            6,519M     7,073,115
                                  Total                                                                                  74,669,550
-----------------------------------------------------------------------------------------------------------------------============
Healthcare 2.54%                  Fresenius Med Cap Tr II Sr. Guaranteed Trust Pfd. Secs. 7 7/8/2008+         12,000M    12,120,000
                                  Integrated Health Services Inc. Sr. Sub. Notes Series A 10 1/4/2006          8,250M     8,208,750
                                  Integrated Health Services Inc. Sr. Sub. Notes 9 1/2/2007                   20,000M    18,900,000
                                  Leiner Health Products Inc. Sr. Sub. Notes 9 5/8/2007+                      14,000M    14,630,000
                                  Multicare Cos. Inc. Sr. Sub. Notes 9/2007                                    3,300M     3,135,000
                                  Prime Medical Services Inc. Sr. Sub. Notes 8 3/4/2008                       12,500M    12,093,750
                                  Tenet Healthcare Corp. Sr. Sub. Notes 8 5/8/2007                            20,000M    20,900,000
                                  Total                                                                                  89,987,500
-----------------------------------------------------------------------------------------------------------------------============
Hotel/Gaming 2.34%                Aztar Corp. Sr. Sub. Notes 13 3/4/2004                                       2,000M     2,220,000
                                  Claridge Hotel & Casino Corp. 1st Mtge. Notes 11 3/4/2002                    1,700M     1,198,500
                                  Empress Entertainment Inc. Sr. Sub. Notes 8 1/8/2006                        10,000M    10,050,000
                                  Grand Casinos Inc. Sr. Notes Series B 9/2004                                 6,375M     7,171,875
                                  Harrah's Operating Inc. 7 7/8/2005                                          16,000M    16,040,000
                                  Host Marriott Travel Plazas Inc. Sr. Secured Notes Series B 9 1/2/2005       5,000M     5,237,500
                                  Majestic Star Casino LLC Sr. Secured Notes 12 3/4/2003                      10,000M    10,450,000
                                  Park Place Entertainment 7 7/8/2005+                                         6,000M     6,037,500
                                  Showboat Marina Casino 1st Mtge. Notes Series B 13 1/2/2003                  6,000M     6,810,000
                                  Trump Atlantic City Assoc. Funding Inc. 1st Mtge. Notes 11 1/4/2006         20,000M    17,600,000
                                  Total                                                                                  82,815,375
-----------------------------------------------------------------------------------------------------------------------============

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
Leisure 0.07%                     Six Flags Entertainment Corp. Sr. Notes 8 7/8/2006                         $ 2,280M    $2,351,250
-----------------------------------------------------------------------------------------------------------------------============
Media/Diversified 1.75%           Ackerley Group 9/2009+                                                       6,200M     6,324,000
                                  CEI Citicorp Holdings S.A. Series B 9 3/4/2007 (F)                           5,000M     4,412,500
                                  Gray Communications Systems Inc. Sr. Sub. Notes 10 5/8/2006                  4,000M     4,260,000
                                  Heritage Media Corp. Sr. Sub. Notes 8 3/4/2006                              10,000M    10,500,000
                                  Lamar Advertising Co. Sr. Sub. Notes 9 5/8/2006                             10,000M    10,875,000
                                  Time Warner Telecom. Inc. Sr. Notes 9 3/4/2008                              12,000M    12,660,000
                                  Viacom Inc. Sub. Deb. 8/2006 (F)                                            12,500M    13,031,250
                                  Total                                                                                  62,062,750
-----------------------------------------------------------------------------------------------------------------------============
Metals/Mining 0.44%               International Wire Group Inc. Sr. Sub. Notes 11 3/4/2005                    10,000M    10,525,000
                                  Kaiser Aluminum & Chemical Corp. Sr. Notes Series B 10 7/8/2006              5,000M     5,150,000
                                  Total                                                                                  15,675,000
-----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 0.85%               General Binding Corp. Sr. Sub. Notes 9 3/8/2008+                             5,000M     4,975,000
                                  National Equipment Services Inc. Sr. Sub. Notes 10/2004+                     8,000M     7,960,000
                                  P & L Coal Holdings Corp. Sr. Notes 8 7/8/2008                               5,000M     5,112,500
                                  Prime Succession Inc. Sr. Sub. Notes 10 3/4/2004                             3,400M     3,349,000
                                  United Stationers Supply Co. Sr. Sub. Notes 12 3/4/2005                      7,653M     8,571,360
                                  Total                                                                                  29,967,860
-----------------------------------------------------------------------------------------------------------------------============
Paper 1.59%                       Crown Paper Co. Sr. Sub. Notes 11/2005                                      11,000M     9,790,000
                                  Fonda Group Inc. Sr. Sub. Notes Series B 9 1/2/2007                          9,000M     7,515,000
                                  Four M Corp. Sr. Secured Notes Series B 12/2006                             10,000M     7,750,000
                                  Indah Kiat International Finance Co. Guaranteed
                                  Secured Notes 12 1/2/2006 (F)                                                5,000M     3,225,000
                                  S.D. Warren Co. Sr. Sub. Notes Series B 12/2004                             10,000M    10,850,000
                                  Stone Container Corp. 1st Mtge. Notes 10 3/4/2002                           10,000M    10,350,000
                                  Vicap S.A. Guaranteed Sr. Notes 11 3/8/2007 (F)                              7,500M     6,693,750
                                  Total                                                                                  56,173,750
-----------------------------------------------------------------------------------------------------------------------============
Printing and Publishing 1.60%     Big Flower Press Holdings Inc. 8 5/8/2008+                                  11,000M    11,055,000
                                  Big Flower Press Holdings Inc. Sr. Sub. Notes 8 7/8/2007                    15,000M    15,375,000
                                  IPC Magazines Group 9 5/8/2008 (F)                                          10,000M    14,359,000
                                  Mail-Well Corp. 8 3/4/2008+                                                  8,000M     8,040,000
                                  R.H. Donnelly Inc. Sr. Sub. Notes 9 1/8/2008                                 7,500M     7,931,250
                                  Total                                                                                  56,760,250
-----------------------------------------------------------------------------------------------------------------------============
Real Estate/Homebuilders 1.29%    D.R. Horton Inc. Sr. Notes 10/2006                                          14,000M    14,910,000
                                  Engle Homes Inc. Sr. Notes Series C 9 1/4/2008                               3,000M     3,015,000
                                  MDC Holdings Inc. Sr. Notes 8 3/8/2008                                      12,000M    11,880,000
                                  B.F. Saul REIT 9 3/4/2008                                                   17,500M    16,012,500
                                  Total                                                                                  45,817,500
-----------------------------------------------------------------------------------------------------------------------============
Services 2.15%                    Entex Information Services Inc. Sr. Sub. Notes 12 1/2/2006+                 10,000M     7,050,000
                                  Iron Mountain Inc. Sr. Sub. Notes 10 1/8/2006                               20,000M    21,700,000
                                  Iron Mountain Inc. Sr. Sub. Notes 8 3/4/2009                                20,000M    20,700,000
                                  Kinder Care Learning Centers Inc. Sr. Sub. Notes Series B 9 1/2/2009         7,500M     7,500,000
                                  Loewen Group International Inc. Sr. Guaranteed Notes Series 3 7 3/4/2001     5,500M     4,867,500
                                  Pierce Leahy Corp. Sr. Sub. Notes 9 1/8/2007                                 9,000M     9,540,000
                                  Unicco Service Co. Sr. Sub. Notes Series B 9 7/8/2007                        5,000M     4,850,000
                                  Total                                                                                  76,207,500
-----------------------------------------------------------------------------------------------------------------------============
Specialty Retailing 0.62%         Advance Stores Inc. Sr. Sub. Notes 10 1/4/2008                               5,000M     5,100,000
                                  Amazon.com Inc. Zero Coupon Sr. Discount Notes due 2008**                   10,000M     6,650,000
                                  Norton McNaughton Inc. Sr. Notes 12 1/2/2005                                 5,000M     4,225,000

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
                                  Pamida Inc. Sr. Sub. Notes 11 3/4/2003                                     $ 6,000M  $  5,760,000
                                  Total                                                                                  21,735,000
-----------------------------------------------------------------------------------------------------------------------============
Steel 1.01%                       Armco Inc. Sr. Notes 9/2007                                                 10,000M    10,250,000
                                  AK Steel Corp. Sr. Notes 10 3/4/2004                                         6,000M     6,240,000
                                  Hylsa De CV S.A. Notes 9 1/4/2007+ (F)                                       5,500M     4,290,000
                                  WCI Steel Inc. Sr. Secured Notes Series B 10/2004                           15,000M    15,075,000
                                  Total                                                                                  35,855,000
-----------------------------------------------------------------------------------------------------------------------============
Supermarkets 0.71%                Stater Brothers Holdings Inc. Sr. Notes 11/2001                             10,000M    10,450,000
                                  Stater Brothers Holdings Inc. Sr. Sub. Notes 9/2004                         15,000M    14,700,000
                                  Victory Markets Inc. Sub. Notes 12 1/2/2000*                                 5,000M       100,000
                                  Total                                                                                  25,250,000
-----------------------------------------------------------------------------------------------------------------------============
Technology 3.28%                  BE Aerospace Inc. Sr. Sub. Notes 8/2008                                      5,000M     4,925,000
                                  BE Aerospace Inc. Sr. Sub. Notes Series B 9 7/8/2006+                       15,000M    15,637,500
                                  Decision One Corp. Sr. Sub Note 8.64/2005                                    5,276M     3,904,190
                                  Decision One Corp. Sr. Sub. Note 8.69/2005                                   1,010M       747,286
                                  Decision One Corp. Sr. Sub. Note 8.82/2005                                   3,664M     2,711,243
                                  Dyncorp Inc. Sr. Sub. Notes 9 1/2/2007                                      12,965M    12,900,175
                                  Fisher Scientific International Inc. 9/2008                                 15,000M    15,000,000
                                  L-3 Communications Corp. Sr. Sub. Notes 10 3/8/2007                         15,000M    16,575,000
                                  Packard Bioscience Co. Sr. Sub. Notes Series B 9 3/8/2007                   10,000M     9,500,000
                                  United Defense Industries Inc. Sr. Sub. Notes 8 3/4/2007                    15,000M    15,225,000
                                  Verio Inc. 11 1/4/2008+                                                      5,000M     5,075,000
                                  Viasystems Inc. Sr. Sub. Notes 9 3/4/2007                                   15,000M    14,025,000
                                  Total                                                                                 116,225,394
-----------------------------------------------------------------------------------------------------------------------============
Telecommunications 10.96%         AMSC Acquisition Inc. Sr. Notes 12 1/4/2008+                                12,000M     7,470,000
                                  Call-Net Enterprises Inc. Sr. Discount Notes Zero Coupon due 2008 (F)       12,500M     7,406,250
                                  Cencall Communications Corp. Zero Coupon Sr. Discount Notes due 2004**      15,000M    14,700,000
                                  Dobson Communications Corp. Sr. Notes 11 3/4/2007                            7,000M     7,122,500
                                  Dobson Wireline Co. Sr. Notes 12 1/4/2008                                    7,100M     6,585,250
                                  Esprit Telecom Group plc Sr. Notes 10 7/8/2008 (F)                          10,000M    10,150,000
                                  Global Crossing Holdings Ltd. Sr. Notes 9 5/8/2008                          22,000M    23,265,000
                                  GST USA Inc. Zero Coupon Sr. Discount Exchange Notes due 2005               30,000M    22,125,000
                                  Hyperion Telecommunications Inc. Sr. Secured Notes Series B 12 1/4/2004      8,500M     8,670,000
                                  Intermedia Communications Inc. Zero Coupon Sr. Disc.
                                  Notes Series B due 2007**                                                   50,000M    34,750,000
                                  ICG Holdings Inc. Zero Coupon Sr. Discount Notes
                                  due 2005 w/Warrants expiring 10/15/2005**                                   35,000M    29,050,000
                                  IXC Communications Inc. Sr. Sub. Notes 9/2008                               13,800M    13,886,250
                                  Level 3 Communications Inc. Sr. Notes 9 1/8/2008+                           10,000M     9,975,000
                                  Mastec Inc. Sr. Sub. Notes 7 3/4/2008                                        7,500M     7,275,000
                                  McLeod USA Inc. Zero Coupon Sr. Discount Notes due 2007**                   15,000M    11,400,000
                                  Metronet Communications Corp. Zero Coupon Sr. Discount
                                  Notes due 2008+ (F)                                                         10,000M     6,175,000
                                  Mobilemedia Corp. Sr. Sub. Notes 9 3/8/2007*                                 6,000M       600,000
                                  Nextel Communications Inc. Zero Coupon Sr. Discount Notes due 2008+         15,000M     9,075,000
                                  Nextlink Communications Inc. Sr. Notes 9 5/8/2007                            3,000M     2,932,500
                                  Nextlink Communications Inc. Sr. Discount Notes 10 3/4/2008+                16,000M    16,400,000
                                  Orange plc 8/2008 (F)                                                        7,000M     7,035,000
                                  Orbital Imaging Corp. Sr. Notes Series B 11 5/8/2005                        10,000M     9,950,000
                                  Price Communications Wireless Inc. Sr. Secured Notes 9 1/8/2006+             6,000M     6,090,000
                                  Qwest Communications International Zero Coupon Sr.
                                  Discount Notes due 2008**                                                   13,000M     9,880,000
                                  Qwest Communications International Sr. Notes 7 1/2/2008**                   15,000M    15,750,000

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
                                  Rogers Cantel Inc. Sr. Secured Notes 8.3/2007 (F)                          $30,000M  $ 30,300,000
                                  RCN Corp. Zero Coupon Sr. Discount Notes due 2007**                         15,000M     8,700,000
                                  RSL Communications plc Zero Coupon due 2008+** (F)                          20,000M     6,529,300
                                  RSL Communications plc Guaranteed Sr. Notes 10 1/2/2008+ (F)                 2,500M     2,462,500
                                  RSL Communications plc 12/2008+ (F)                                          8,000M     8,320,000
                                  Splitrock Services Inc. 11 3/4/2008                                          1,500M     1,312,500
                                  SBA Communications Corp. Zero Coupon Sr. Discount Notes due 2008**          16,700M     9,769,500
                                  Viatel Inc. Sr. Notes 11.15/2008                                            14,800M     8,776,800
                                  Western Wireless Corp. Sr. Sub. Notes 10 1/2/2007                           13,000M    13,942,500
                                  Total                                                                                 387,830,850
-----------------------------------------------------------------------------------------------------------------------============
Textile 1.62%                     Delta Mills Inc. Sr. Notes Series B 9 5/8/2007                              10,000M     9,725,000
                                  Guess Inc. Sr. Sub. Notes Series B 9 1/2/2003                               13,500M    13,230,000
                                  GFSI Inc. Sr. Sub. Notes Series B 9 5/8/2007                                15,000M    14,325,000
                                  Pillowtex Corp. Sr. Sub. Notes Series B 9/2007                              15,000M    15,525,000
                                  Worldtex Inc. Sr. Notes Series B 9 5/8/2007                                  5,000M     4,475,000
                                  Total                                                                                  57,280,000
-----------------------------------------------------------------------------------------------------------------------============
Utility 0.28%                     Aei Holding Co. Sr. Notes 10 1/2/2005                                       10,000M     9,850,000
-----------------------------------------------------------------------------------------------------------------------============
Waste Management 0.14%            Allied Waste North America Inc. Sr. Notes 7 7/8/2009+                        5,000M     5,075,000
                                  -------------------------------------------------------------------------------------============
                                  Total Investments in High-Yield Corporate Debt (Cost $2,466,626,256)                2,374,562,717
===================================================================================================================================
Convertible Debt 10.73%
===================================================================================================================================
Advertising 0.27%                 Interpublic Group Of Companies Conv. Sub. Notes 1.80/2004+                   7,500M     8,462,109
                                  Interpublic Group Of Companies Conv. Sub. Notes 1.80/2004                    1,000M     1,128,281
                                  Total                                                                                   9,590,390
-----------------------------------------------------------------------------------------------------------------------============
Aerospace/Defense 0.46%           Orbital Sciences Corp. Conv. Sub. Notes 5/2002+                             10,000M    16,170,312
-----------------------------------------------------------------------------------------------------------------------============
Broadcasting 0.41%                Clear Channel Conv. Sr. Notes 2 5/8/2003                                    10,000M    10,900,000
                                  Jacor Communications Inc. Zero Coupon due 2018                               7,500M     3,648,046
                                  Total                                                                                  14,548,046
-----------------------------------------------------------------------------------------------------------------------============
Business Services 0.65%           Businessland Inc. Conv. Sub. Deb. 5 1/2/2007                                 5,255M     4,151,450
                                  Interim Services Inc. Conv. 4 1/2/2005                                       3,000M     2,718,750
                                  Metamor Worldwide Inc. Conv. Sub. Notes 2.94/2004                           20,000M    16,250,000
                                  Total                                                                                  23,120,200
-----------------------------------------------------------------------------------------------------------------------============
Computer Software 1.76%           Affiliated Computer Services Inc. Conv. Notes 4/2005+                       10,000M    12,340,625
                                  Arbor Software Corp. Conv. Sub. Notes 4 1/2/2005+                            8,500M     6,247,500
                                  Arbor Software Corp. Conv. Sub. Notes 4 1/2/2005                             3,500M     2,572,500
                                  Comverse Tech Conv. Sub. Notes 4 1/2/2005                                   12,000M    15,135,000
                                  HMT Technology Corp. Conv. Sub. Notes 5 3/4/2004+                            5,000M     3,950,000
                                  National Data Corp. Conv. Sub. Notes 5/2003                                 20,000M    21,962,500
                                  Total                                                                                  62,208,125
-----------------------------------------------------------------------------------------------------------------------============
Drugs/Pharmaceuticals/            Alza Corp. Conv. Sub. Deb. 5/2006                                            5,000M     7,230,468
Biotechnology 1.47%               Roche Holdings Inc. Zero Coupon Conv. Notes due 2010+ (F)                   50,000M    32,625,000
                                  Swiss Bank Corp. (NOV) Conv. 2 1/2/2002+ (F)                                 6,000M     7,035,000
                                  Swiss Life Financial (GLXO) Conv. 2/2003 (F)                                 4,425M     5,033,437
                                  Total                                                                                  51,923,905
-----------------------------------------------------------------------------------------------------------------------============
Electronics 0.26%                 Analog Devices Inc. Conv. Sub. Notes 3 1/2/2000                              6,000M     9,215,625
                                  -------------------------------------------------------------------------------------============

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
Financial 0.74%                   Elan Finance Corp. Ltd. Zero Coupon due 2018                               $30,000M  $ 17,029,687
                                  Fuji International Finance Trust Conv. Pfd. Unit 2/2002+*(F)                 3,930M     3,592,880
                                  GS Financial Products (Citicorp) Conv. Notes 3/2002                          6,000M     5,726,250
                                  Total                                                                                  26,348,817
-----------------------------------------------------------------------------------------------------------------------============
Healthcare 0.64%                  Healthsouth Corp. Conv. Sub. Deb. 3 1/4/2003+                               14,000M    11,970,000
                                  Healthsouth Corp. Conv. Sub. Notes 3 1/4/2003                                3,000M     2,565,000
                                  Total Renal Care Holdings 7/2009                                             7,500M     8,046,094

                                  Total                                                                                  22,581,094
-----------------------------------------------------------------------------------------------------------------------============
Instrumentation 0.13%             Thermo Instrument System Inc. Conv. Sr. Deb. 4 1/2/2003+                     5,000M     4,484,375
-----------------------------------------------------------------------------------------------------------------------============
Insurance 0.90%                   American International Group Inc. Conv. 2 1/4/2004                          20,000M    26,125,000
                                  CII Financial Inc. Conv. Sub. Deb. 7 1/2/2001                                6,000M     5,760,000
                                  Total                                                                                  31,885,000
-----------------------------------------------------------------------------------------------------------------------============
Leisure 0.09%                     AMF Bowling Inc. Zero Coupon Conv. Deb. due 2018+                           25,000M     3,148,438
-----------------------------------------------------------------------------------------------------------------------============
Manufacturing 0.20%               Credit Suisse First Boston (MMM) Conv. Sr. Notes 2 5/8/2003                  7,500M     7,012,500
-----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 0.44%               Merrill Lynch & Co., Inc. (STOXX) Conv. Sub. Deb. 1 1/2/2005                15,000M    15,600,000
-----------------------------------------------------------------------------------------------------------------------============
Oil 0.82%                         Baker Hughes Inc. Zero Coupon Conv. Sr. Notes due 2008                       5,000M     3,281,250
                                  Loews Corp. Conv. Sub. Notes 3 1/8/2007                                     10,000M     8,129,688
                                  Parker Drilling Co. Conv. Sub. Notes 5 1/2/2004                              6,000M     3,840,000
                                  Pogo Producing Co. Conv. Sub. Deb. 5 1/2/2006+                               1,000M       702,812
                                  Swift Energy Co. Conv. Sub. Notes 6 1/4/2006                                 8,500M     6,056,250
                                  Texaco Capital Inc. Conv. 3 1/2/2004                                         7,000M     7,035,000
                                  Total                                                                                  29,045,000
-----------------------------------------------------------------------------------------------------------------------============
Printing and Publishing 0.66%     Scholastic Corp. Conv. Sub. Deb. 5/2005+                                    10,000M     9,690,625
                                  Times Mirror Co. Zero Coupon Conv. Sub. Deb. due 2017+                      30,000M    13,696,875
                                  Total                                                                                  23,387,500
-----------------------------------------------------------------------------------------------------------------------============
Retail 0.27%                      Rite Aid Corp. Conv. Sub. Notes 5 1/4/2002                                   6,500M     9,545,859
-----------------------------------------------------------------------------------------------------------------------============
Telecommunications 0.56%          Bell Atlantic Financial Service (Niztel) Conv. Sub. Deb. 5 3/4/2003+         4,500M     4,668,750
                                  Broadband Technologies Inc. Conv. Sub. Notes 5/2001                          3,000M     1,068,750
                                  CellStar Corp. Conv. Sub. Notes 5/2002                                       1,400M       903,219
                                  Synoptics Communications Inc. Conv. Sub. Deb. 5 1/4/2003                    12,500M    12,919,922
                                  Viatel Inc. Conv. Sub. Deb. 14 1/4/2011+                                       777M       470,062
                                  Total                                                                                  20,030,703
                                  -------------------------------------------------------------------------------------============
                                  Total Investments in Convertible Debt (Cost $358,496,226)                             379,845,889
===================================================================================================================================
Preferred and Convertible-Preferred Stocks, Common Stocks and Warrants 5.55%
===================================================================================================================================
Aerospace/Defense 0.19%           Coltec Capital Trust Inc. 5.25% Conv. Pfd.                                  150,000     6,677,344
-----------------------------------------------------------------------------------------------------------------------============
Banking 0.36%                     California Federal Preferred Capital Corp. 9.125% Pfd. Series A             500,000    12,656,250
                                  Crossland Savings FSB Brooklyn, NY $1.8125 Conv. Pfd. Series A*             375,000         5,859
                                  Total                                                                                  12,662,109
-----------------------------------------------------------------------------------------------------------------------============
Broadcasting 0.18%                Sinclair Broadcasting Group Inc. 6% Conv. Pfd. Series D                     127,000     6,397,625
-----------------------------------------------------------------------------------------------------------------------============
Building 0.13%                    Fleetwood Capital Trust 6% Conv. Pfd.+                                       95,800     4,563,972
-----------------------------------------------------------------------------------------------------------------------============
Capital Goods 0.01%               Orbital Imaging Corp. Wts. expiring 3/1/2005+*                               10,000       400,000
-----------------------------------------------------------------------------------------------------------------------============
Chemicals 0.18%                   Monsanto Co. 6.50% Pfd.                                                     128,000     6,272,000
-----------------------------------------------------------------------------------------------------------------------============
Containers 0.20%                  Owens-Illinois Inc. 4.75% Conv. Pfd.                                        166,000     7,055,000
-----------------------------------------------------------------------------------------------------------------------============
Energy 0.23%                      Texas Utilities Co. 9.25% Conv. Pfd.                                        147,000     8,287,125
                                  -------------------------------------------------------------------------------------============

Statement of Net Assets
December 31, 1998

                                                                                                            Principal
                                  Investments                                                                  Amount         Value
===================================================================================================================================
Financial 1.02%                   Jefferson-Pilot Corp. 7.25% Conv. Pfd.                                    $ 200,000  $ 20,900,000
                                  National Australia Bank Ltd. 7.875% Pfd. (F)                                200,000     5,575,000
                                  Westpac Banking 10% Conv. Pfd. (F)                                          307,500     9,782,344
                                  Total                                                                                  36,257,344
-----------------------------------------------------------------------------------------------------------------------============
Insurance 1.17%                   Aetna Inc. 6.25% Conv. Pfd. Class C                                          50,000     3,803,125
                                  American General Corporation 6% Conv. Pfd. Series A                         150,000    13,068,750
                                  Amerus Life Holdings Inc. 7% Conv. Pfd.                                     355,000     8,520,000
                                  Frontier Financing Trust 6.25% Conv. Pfd.+                                  125,000     5,171,875
                                  Frontier Financing Trust 6.25% Conv. Pfd.                                    35,000     1,448,125
                                  Lincoln National Corp. 7.75% Conv. Pfd                                      395,000     9,307,188
                                  Total                                                                                  41,319,063
-----------------------------------------------------------------------------------------------------------------------============
Machinery 0.15%                   Ingersoll-Rand Co. 6.75% Conv. Pfd.                                         225,000     5,343,750
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas 0.17%                 KN Energy Inc. 8.25% Conv. Pfd.                                             157,000     5,897,313
-----------------------------------------------------------------------------------------------------------------------============
Oil 0.06%                         Lomak Petroleum Inc. 5.75% Conv. Pfd.+                                       54,300       923,100
                                  Unocal Corp. 6.25% Conv. Pfd.                                                25,000     1,223,438
                                  Total                                                                                   2,146,538
-----------------------------------------------------------------------------------------------------------------------============
Real Estate/Homebuilders 0.26%    Walden Residential Properties Inc. Wts. expiring 12/31/2001*                400,000       400,000
                                  Walden Residential Properties Inc. 9.20% Sr.
                                  Pfd. w/Wts. expiring 12/31/2001                                             400,000     8,700,000
                                  Total                                                                                   9,100,000
-----------------------------------------------------------------------------------------------------------------------============
Retail 0.40%                      CVS Corp. 6% Conv. Pfd.                                                     142,000    14,226,625
-----------------------------------------------------------------------------------------------------------------------============
Telecommunications 0.84%          American Mobile Satellite Corp. Wts. expiring 4/1/2008+*                     12,000        49,500
                                  GST Telecommunications Inc.*                                                135,000       885,938
                                  Intermedia Communications Inc. Wts. expiring 6/1/2000+*                       5,000       253,359
                                  IXC Communications Inc. 6.75% Conv. Pfd.                                     37,000     1,251,063
                                  IXC Communications Inc. 6.75% Conv. Pfd.+                                   213,000     7,202,063
                                  Mediaone Group 6.25% Conv. Pfd.                                             235,000    15,627,500
                                  Nextel Communications Inc. Class A                                           20,140       475,808
                                  Nextlink Communications Inc. 6.50% Conv. Pfd.+                              100,000     4,112,500
                                  Splitrock Services Inc. Wts. expiring 7/15/2008*                              1,500        16,500
                                  Total                                                                                  29,874,231
                                  -------------------------------------------------------------------------------------============
                                  Total Investments in Preferred and Convertible-Preferred Stocks,
                                  Common Stocks and Warrants (Cost $203,781,654)                                        196,480,039
===================================================================================================================================
Investment-Grade Corporate Bonds 5.09%
===================================================================================================================================
                                  Computer Associates International Inc. 6 3/8/2005                           25,000M    24,769,531
                                  CSFB 1997-C2 Class A2 6.52/2007                                             23,120M    24,117,050
                                  Dayton Hudson Corp. 6 3/4/2028                                               4,955M     5,154,748
                                  Fleet Financial Group, Inc. Sub. Deb. 6.7/2028                               4,000M     4,093,750
                                  FULB 1997-C2 Pass-Through Certificates Class C 7.02/2012                    10,260M    10,622,306
                                  FULBA 1998-C2 Class C 6.73/2012                                              7,970M     8,022,303
                                  GECMS 1995-10 REMIC Mortgage Pass-Through Certificates Class B1 7/2010         636M       640,506
                                  GMAC 1998-C2 Class A2 Mortgage Pass-Through Certificates 6.42/2008           4,150M     4,299,141
                                  GMAC 1997-C2 Class A3 Mortgage Pass-Through Certificates 6.566/2007          5,305M     5,550,356
                                  IMCHE 1997-5 Class A4 6.53/2013                                              2,150M     2,152,687
                                  Metrogas S.A. Sr. Notes Series A 12/2000 (F)                                 6,000M     6,150,000
                                  MSC 1998-WF2 Class B 6.63/2008                                               4,950M     5,111,648
                                  Nabisco Inc. Notes 6 3/8/2035                                               25,000M    24,542,968
                                  Perez Companc S.A. 9/2004+ (F)                                              15,000M    14,289,843
                                  SCAMT II 1996-1 Class A 6 1/5/2006                                          10,000M    10,153,125
                                  Telefonica de Argentina S.A. 9 1/8/2008 (F)                                 27,500M    25,231,250

Statement of Net Assets
December 31, 1998

                                                                                                           Principal
                                  Investments                                                                 Amount          Value
===================================================================================================================================
                                  Texas Utilities Electric Co. 7.17/2007                                   $  4,960M  $   5,438,950
                                  Total Investments in Investment-Grade Corporate
                                  Bonds (Cost $182,064,391)                                                             180,340,162
===================================================================================================================================
Government Agency Issues 6.20%
===================================================================================================================================
                                  Federal National Mortgage Association 6 1/2 due on an announced basis     100,000M    100,609,375
                                  Federal National Mortgage Association Pass-Through
                                  Certificates 6 1/2/2028                                                    24,282M     24,448,940
                                  Federal National Mortgage Association Pass-Through
                                  Certificates 6.812/2007                                                     2,393M      2,538,426
                                  U.S. Treasury Notes 7 1/2% due 2001                                        35,000M     37,635,938
                                  U.S. Treasury Notes 7 1/2% due 2002                                        50,000M     54,289,063
                                  Total Investments in Government Agency Issues (Cost $217,600,932)                     219,521,742
                                  -----------------------------------------------------------------------------------==============
                                  Total Investments in Securities (Cost $3,428,569,459)                               3,350,750,549
===================================================================================================================================
Other Assets, Less Liabilities 5.35%
===================================================================================================================================
Short-term Investments            Federal Home Loan Bank Discount Notes 4.36% due 1/4/1999                   30,000M     29,985,667
U.S. Government                   Federal Home Loan Bank Deb. 10% due 4/15/1999                              50,000M     50,664,063
Obligations                       Federal Home Loan Mortgage Corporation Deb. 10 1/2% due 5/5/1999           50,000M     50,882,813
                                  Federal National Mortgage Association Medium-Term Notes 11% due 2/18/1999  83,000M     83,583,594
                                  Total (Cost $217,842,624)                                                             215,116,137
                                  -----------------------------------------------------------------------------------==============
Cash and Receivables, Net of Liabilities                                                                                (25,742,930)
-----------------------------------------------------------------------------------------------------------------------------------
                                  Total Other Assets, Less Liabilities                                                  189,373,207
===================================================================================================================================
Net Assets 100.00%                                                                                                   $3,540,123,756
===================================================================================================================================
                                  Class A Shares-Net asset value ($2,320,162,589 / 245,646,010 shares outstanding)            $9.45
                                  Maximum offering price (Class A shares)   $9.92
                                  Class B Shares-Net asset value ($671,046,879 / 71,056,722 shares outstanding)               $9.44
                                  Class C Shares-Net asset value ($521,103,489 / 55,110,236 shares outstanding)               $9.46
                                  Class P Shares-Net asset value ($128.07 / 13.559 shares outstanding)                        $9.45
                                  Class Y Shares-Net asset value ($27,810,671 / 2,946,199 shares outstanding)                 $9.44

      *     Non-income producing security.

      **    Deferred-interest debentures pay no interest for a stipulated number of years, after which time they pay a predetermined coupon rate.
      +     Restricted security under Rule 144A.

      (F)   Foreign Security.

            See Notes to Financial Statements.

Statement of Operations

Investment Income                                                                                      Year Ended December 31, 1998
===================================================================================================================================
Income            Interest                                                                          $  272,130,958
                  Dividends                                                                             10,703,212
                  Total income                                                                                        $ 282,834,170
                  -----------------------------------------------------------------------------------------------------------------
Expenses          Management fee                                                                        14,835,355
                  12b-1 distribution plan--Class A                                                       6,222,572
                  12b-1 distribution plan--Class B                                                       5,245,746
                  12b-1 distribution plan--Class C                                                       4,810,757
                  Shareholder servicing                                                                  3,487,739
                  Reports to shareholders                                                                  405,176
                  Registration                                                                             289,000
                  Directors                                                                                 83,431
                  Professional                                                                             157,500
                  Other                                                                                    168,701
                  Total expenses before reductions                                                      35,705,977
                                                                                                    -------------------------------
                  Expense reductions                                                                      (230,588)
                  Total expenses                                                                                         35,475,389
                  -----------------------------------------------------------------------------------------------------------------
                  Net investment income                                                                                 247,358,781
                  -----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
===================================================================================================================================
Realized gain from investment and foreign currency transactions
                  Proceeds from sales                                                                3,177,534,289
                  Cost of investments sold                                                           3,125,374,416
                  -----------------------------------------------------------------------------------------------------------------
                  Net realized gain                                                                     52,159,873
                  -----------------------------------------------------------------------------------------------------------------
Unrealized depreciation of investments and foreign currency holdings                                  (161,964,155)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency transactions                                      (109,804,282)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                  $ 137,554,499
===================================================================================================================================

                  See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                            Year Ended December 31,
Increase in Net Assets                                                                                      1998               1997
===================================================================================================================================
Operations        Net investment income                                                             $247,358,781      $ 193,754,285
                  Net realized gain from investment and foreign currency transactions                 52,159,873         38,805,326
                  Net unrealized appreciation (depreciation) of investments and
                  foreign currency holdings                                                         (161,964,155)        60,937,427
                  Net increase in net assets resulting from operations                               137,554,499        293,497,038
                  --------------------------------------------------------------------------------------------------- --------------
Undistributed net investment income included in price of share transactions                            2,086,963          1,349,118
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income
                  Class A                                                                           (174,256,684)      (157,993,072)
                  Class B                                                                            (36,713,105)       (17,790,074)
                  Class C                                                                            (33,996,539)       (26,182,650)
                  Class P                                                                                     (3)                --
                  Class Y                                                                             (1,070,186)                --
                  Total distributions                                                               (246,036,517)      (201,965,796)
                  -----------------------------------------------------------------------------------------------------------------
Capital share transactions
                  Net proceeds from sale of shares                                                 1,130,478,848        870,972,951
                  Net asset value of shares issued to shareholders in reinvestment
                  of net investment income                                                           144,066,481        102,641,162
                  Total                                                                            1,274,545,329        973,614,113
                  -----------------------------------------------------------------------------------------------------------------
                  Cost of shares reacquired                                                         (494,210,448)      (329,731,940)
                  -----------------------------------------------------------------------------------------------------------------
                  Increase in net assets derived from capital share transactions                     780,334,881        643,882,173
                  -----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                         673,939,826        736,762,533
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets        Beginning of year                                                                2,866,183,930      2,129,421,397
                  End of year (including undistributed net investment income of
                  $5,601,096 and $5,940,360, respectively)                                        $3,540,123,756     $2,866,183,930
                  =================================================================================================================

                See Notes to Financial Statements.

        Financial Highlights

                                                                                                                      Class A Shares
                                                         ---------------------------------------------------------------------------
                                                                                                             Year Ended December 31,
Per Share Operating Performance:                                        1998         1997         1996           1995         1994
====================================================================================================================================
Net asset value, beginning of year                                     $9.76        $9.41        $9.29          $8.71        $9.95
------------------------------------------------------------------------------------------------------------------------------------
        Income from investment operations
        Net investment income                                            .76(b)       .75(b)       .81            .85          .84
        Net realized and unrealized gain (loss) on investments          (.31)         .40          .17            .606       (1.203)
        Total from investment operations                                 .45         1.15          .98           1.456        (.363)
        ----------------------------------------------------------------------------------------------------------------------------
        Distributions
        Dividends from net investment income                            (.76)        (.80)        (.86)          (.876)       (.877)
        ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                           $9.45        $9.76        $9.41          $9.29        $8.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                         4.76%       12.70%       11.16%         17.50%       (3.87)%
====================================================================================================================================
        Ratios to Average Net Assets:
        Expenses(e)                                                      .88%         .89%         .89%           .82%         .88%
        Net investment income                                           7.85%        7.89%        8.77%          9.41%        8.97%
        ============================================================================================================================


                                                                                                               Class P     Class Y
                                                          Class B Shares                    Class C Shares      Shares      Shares
                                          ------------------------------  --------------------------------  ----------- -----------
                                                               8/1/96(d)                        7/15/96(d)   8/21/98(d)  3/27/98(d)
                                         Year Ended 12/31,         to     Year Ended 12/31,          to           to          to
Per Share Operating Performance:             1998     1997   12/31/96       1998       1997    12/31/96     12/31/98    12/31/98
====================================================================================================================================
Net asset value, beginning of period        $9.75   $ 9.41      $9.13      $9.77     $ 9.41       $9.05        $9.54       $9.98
------------------------------------------------------------------------------------------------------------------------------------
        Income from investment
        operations
        Net investment income                 .69(b)   .68(b)     .34        .69(b)     .69(b)      .35          .25(b)      .59(b)
        Net realized and unrealized
        gain (loss) on investments           (.31)     .38        .26       (.31)       .39         .33         (.09)       (.54)
        Total from investment operations      .38     1.06        .60        .38       1.08         .68          .16         .05
        ----------------------------------------------------------------------------------------------------------------------------
        Distributions
        Dividends from net investment
        income                               (.69)    (.72)      (.32)      (.69)      (.72)       (.32)        (.25)       (.59)
        ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.44   $ 9.75      $9.41      $9.46     $ 9.77       $9.41        $9.45       $9.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                              3.98%   11.85%      6.57%(c)   3.98%     11.97%       7.86%(c)     1.73%(c)     .55%(c)
====================================================================================================================================
        Ratios to Average Net Assets:
        Expenses(e)                          1.60%    1.63%       .70%(c)   1.60%      1.58%        .75%(c)      .38%(c)     .46%(c)
        Net investment income                7.13%    7.06%      3.37%(c)   7.13%      7.16%       3.72%(c)     2.90%(c)    6.24%(c)
        ============================================================================================================================

                                                                                                             Year Ended December 31,
Supplemental Data for All Classes:                         1998             1997             1996             1995             1994
====================================================================================================================================
        Net assets, end of year (000)                $3,540,124       $2,866,184       $2,129,421       $1,339,508         $987,613
        Portfolio turnover rate                           86.48%           89.14%          106.79%          134.90%          147.98%
====================================================================================================================================

      (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      (b)   Calculated using average shares outstanding during the period.

      (c)   Not annualized.

      (d)   Commencement of offering respective class shares.

      (e) The ratios for 1998 include expenses paid through an expense offset arrangement.

            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Bond-Debenture Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange, or, in the case of bonds and notes, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of bonds and notes. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Company has elected not to amortize premiums on U.S. Government bonds, which is consistent with the treatment for federal income tax purposes. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(e) The Company enters into forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from investment and foreign currency transactions. Risks may arise due to changes in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $500 million and 0.45% on assets over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and a distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a plan.

Distributor received $2,452,125 representing payment of commissions on sales of Class A shares after deducting $14,988,816 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are paid monthly. Capital gain distributions, if any, will be made annually. At ecember 31, 1998, accumulated net realized loss for financial reporting purposes aggregated $9,187,309.

The Company had a capital loss carryforward as of December 31, 1998 of approximately $11,190,000 expiring in 2003. No capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital

The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-360 million shares, Class B-160 million shares, Class C-80 million shares, Class Y-300 million shares and Class P-100 million shares. Paid in capital amounted to $3,623,974,594 at December 31, 1998. Transactions in shares of capital stock were as follows:

Notes of Financial Statements

                                       Year Ended                    Year Ended
                                December 31, 1998             December 31, 1997
                       --------------------------    --------------------------
Class A                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares        57,590,947   $ 552,957,628    46,518,192   $ 442,496,854

Shares issued to
shareholders in
reinvestment of net
investment income      10,683,812     101,432,633     8,213,131      78,274,234
Total                  68,274,759     654,390,261    54,731,323     520,771,088
-------------------------------------------------    --------------------------
Shares reacquired     (34,857,399)   (333,882,819)  (27,836,818)   (264,621,803)
Increase               33,417,360   $ 320,507,442)   26,894,505   $ 256,149,285
-------------------------------------------------------------------------------
                                       Year Ended                    Year Ended
                                December 31, 1998             December 31, 1997
                       --------------------------    --------------------------
Class B                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares        36,377,830   $ 349,838,761    27,683,539   $ 264,657,297

Shares issued to
shareholders in
reinvestment of net
investment income       2,140,183      20,422,737       970,289       9,292,808
Total                  38,518,013     370,261,498    28,653,828     273,950,105
-------------------------------------------------    --------------------------
Shares reacquired      (5,892,847)    (56,423,776)   (1,792,655)    (17,211,993)
Increase               32,625,166   $ 313,837,722)   26,861,173   $ 256,738,112
-------------------------------------------------------------------------------

                                       Year Ended                    Year Ended
                                December 31, 1998             December 31, 1997
                       --------------------------    --------------------------
Class C                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares        20,409,568   $ 197,171,682    17,113,612   $ 163,818,800

Shares issued to
shareholders in
reinvestment of net
investment income       2,202,269      21,140,927     1,573,966      15,074,120
Total                  22,611,837     218,312,609    18,687,578     178,892,920
-------------------------------------------------    --------------------------
Shares reacquired     (10,531,098)   (101,040,511)   (5,004,533)    (47,898,144)
Increase               12,080,739   $ 117,272,098)   13,683,045   $ 130,994,776
-------------------------------------------------------------------------------
                                                                August 21, 1998
                                                               (Commencement of
                                                    offering Class P shares) to
                                                              December 31, 1998
                                                -------------------------------
Class P                                         Shares                   Amount
-------------------------------------------------------------------------------
Sales of shares                                     13                     $125

Shares issued to
shareholders in
reinvestment of net
investment income                                   --                       --
Total                                               13                      125
-------------------------------------------------------------------------------
Shares reacquired                                   --                       --
Increase                                            13                     $125
-------------------------------------------------------------------------------

                                                                 March 27, 1998
                                                               (Commencement of
                                                    offering Class Y shares) to
                                                              December 31, 1998
                                                -------------------------------
Class Y                                          Shares                  Amount
-------------------------------------------------------------------------------
Sales of shares                               3,146,376            $ 30,510,652

Shares issued to
shareholders in
reinvestment of net
investment income                               112,756               1,070,184
Total                                         3,259,132              31,580,836
-------------------------------------------------------------------------------
Shares reacquired                              (312,933)             (2,863,342)
Increase                                      2,946,199            $ 28,717,494
-------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations, short-term investments and foreign currency transactions) aggregated $2,028,972,464 and $1,272,663,029, respectively. Purchases and sales of U.S. Government obligations aggregated $1,700,589,172 and $1,824,833,207, respectively. As of December 31, 1998, unrealized appreciation (depreciation) for federal income tax purposes aggregated $(80,545,397), of which $111,751,915 related to appreciated securities and $192,297,312 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1998 was substantially the same as the cost for financial reporting purposes.

At December 31, 1998 the Company had outstanding forward currency contracts to sell foreign currency as follows:

                                         Value at                     Unrealized
Foreign Currency                  Settlement Date        Current    Appreciation
Sell Contracts                         Receivable          Value  (Depreciation)
--------------------------------------------------------------------------------
Deutsche Marks,
expiring 4/7/99                       $17,059,617    $16,757,900      $ 301,717
--------------------------------------------------------------------------------
British Pounds,
expiring 3/11/99 to 3/15/99           $15,861,263    $15,882,208      $ (20,945)
--------------------------------------------------------------------------------
Total                                 $32,920,880    $32,640,108      $ 280,772
--------------------------------------------------------------------------------

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at December 31, 1998, under a deferred compensation plan, were $445,560.

7. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is .06% per annum. There were no loans outstanding pursuant to this Facility at December 31, 1998, nor was the Facility utilized at any time during the year.

8. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 12, 1999

1998 Tax Information

In January 1999, shareholders of Lord Abbett Bond-Debenture Fund, Inc. received information which must be included in each shareholder's federal income tax return. In accordance with the regulations of the U.S. Treasury Department, this information must be reported by the Fund to the Internal Revenue Service.

4.33% of the Fund's dividends for the fiscal year ended December 31, 1998 qualify for the dividend-received deduction available to corporate shareholders in accordance with Section 243 of the Internal Revenue Code.

Lord Abbett Bond-Debenture Fund, Inc.
New York, New York

Copyright (C) 1999 by Lord Abbett Bond-Debenture Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.


Our Management

Board of Directors

Robert S. Dow
E. Thayer Bigelow*
William H.T. Bush*+
Robert B. Calhoun*
Stewart S. Dixon*+
John C. Jansing*+
C. Alan MacDonald*
Hansel B. Millican, Jr.*
Thomas J. Neff*+
* Outside Director
+ Audit Committee

Officers

Robert S. Dow, Chairman and President
Christopher J. Towle, Executive Vice
President and Portfolio Manager
Paul A. Hilstad, Vice President and Secretary
Zane E. Brown, Vice President
Daniel E. Carper, Vice President
Robert G. Morris, Vice President
John J. Walsh, Vice President
Lawrence H. Kaplan, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President
and Assistant Secretary
A. Edward Oberhaus III, Vice President
Keith F. O'Connor, Vice President
Richard S. Szaro, Vice President
Michael S. Goldstein, Vice President
Thomas J. Baade, Vice President
Donna M. McManus, Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary

Investment Manager and
Underwriter

Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian

The Bank of New York
New York, NY

Transfer Agent

United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent

P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors

Deloitte & Touche llp
New York, NY

Counsel

Debevoise & Plimpton
New York, NY

Lord, Abbett & Co.

Portfolio
Manager
     Profile

[PHOTO OMITTED]

Christopher J. Towle
Partner and Portfolio Manager
Lord Abbett Bond-Debenture Fund

Christopher Towle has been a Portfolio Manager of the Lord Abbett Bond-Debenture Fund since 1993. Chris joined Lord, Abbett & Co. in 1987 as an Assistant Fixed Income Portfolio Manager and Trader. Prior to that, he was associated with American International Group as a Portfolio Manager and with Savings Bank Trust Company as an Analyst.

Chris holds a BA in economics from Rutgers University. He has 18 years of experience in the financial services industry and is a Chartered Financial Analyst.

About Your
Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor llc (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Bond-Debenture Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Robert B. Calhoun, Jr.

                                   Robert B. Calhoun, Jr.
                                   Director--Lord Abbett
                                   Bond-Debenture Fund

                                   [PHOTO OMITTED]

Mr. Calhoun is a graduate of Princeton University with over 35 years of Wall Street experience. He is a Managing Partner and co-founder of Monitor Clipper Partners and The Clipper Group, both private equity investment firms. Previously, Mr. Calhoun spent over 25 years in Credit Suisse First Boston's Investment Banking Department.

Mr. Calhoun became a director of Lord Abbett's funds in 1998. He also currently serves on the boards of David's Bridal, Interstate Bakeries, Hvide Marine, TravelCenters of America and Long John Silver's Inc.

      Investing in the
Lord Abbett
            Family of Funds

----------------------------------------------------------------------------------------------------------------------------
GROWTH
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INCOME
----------------------------------------------------------------------------------------------------------------------------
Aggressive      Growth Funds      Growth &           Balanced Fund     Income Funds         Tax-Free         Money
Growth Fund                       Income Funds                                              Income Funds     Market Fund

Developing      Alpha Fund        Affiliated Fund    Balanced Fund     High Yield Fund      o National       U.S. Government
Growth Fund                                                                                 o California     Securities
                Global Equity     Growth &                             Bond-Debenture       o Connecticut    Money Market
                Fund              Income Fund                          Fund                 o Florida        Fund**+
                                                                                            o Georgia
                Growth            Large-Cap                            Global Income        o Hawaii
                Opportunities     Research Fund                        Fund                 o Michigan
                Fund                                                                        o Minnesota
                                                                       Limited Duration     o Missouri
                International                                          U.S. Government      o New Jersey
                Fund                                                   Securities Fund**    o New York
                                                                                            o Pennsylvania
                Mid-Cap                                                U.S. Government      o Texas
                Value Fund                                             Securities Fund**    o Washington

                Small-Cap                                              World Bond-
                Value Fund*                                            Debenture Fund

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the Funds covered by this report.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to more than 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement
Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder
Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

 *The Lord Abbett Small-Cap Value Fund Classes A, B and C are closed to new investors.

**An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government.

 +An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO] LORD, ABBETT & CO.
       Investment Management

A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual funds are distributed by:
LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------       LAMCVF-2-1298
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/99)